                               COMMERCIAL LEASE

THIS AGREEMENT, made this 20th day of JANUARY, 1998, by and between The
                                                                    ---
Williamson Center LLC, of Madison, Wisconsin, as Landlord, and Sonic Foundry,
----------------------                                         --------------
Inc., of Madison, Wisconsin, as Tenant:
-----

WITNESSETH. That the said Landlord does hereby demise and lease to Tenant and Tenant does hereby hire from Landlord approximately 5,238 square feet on the 2nd floor of 740 & 744 Williamson Street and 2,780 square feet located in the lower level at 744 Williamson Street, Madison, Wisconsin, (as shown on the attached Exhibit "A") together with all appurtenances thereto, for the term of five years, running from and including the first day of May, 1998, up to and including the 30th day of April, 2003, subject to the terms and conditions of this lease.


                               AMOUNT OF RENTAL
                               ----------------

1.  Tenant covenants to pay to Landlord at Landlord's office, c/o Mike Kohn,
                                                                  ---------
1014 Williamson Street, Madison, Wisconsin 53703, or such other place as
------------------------------------------------
Landlord shall designate in writing, as base rent for the first year of this lease for payment on said premises, the sum of: Year one: $13.50 per square foot for 5,238 square feet on the 2/nd/ floor, and $11.00 per square foot for 2,780 square feet in the lower level, payable in monthly installments of $8,441.08 commencing on the 1/st/ of May, 1998. Year two; $14.50 per square foot for 5,238 on the 2/nd/ floor, and $11.33 per square feet for 2,780 in the lower level, payable in monthly installments of $8,954.03 commencing on the 1/st/ day of May, 1999, without deduction or offset.

The term lease year shall be defined as a period of 12 consecutive calendar months beginning with the commencement date. Rent for the third year through fifth lease years shall be calculated by adding to the preceding years rent amount in increase in the amount of 3%.

                                OPTION TO EXEND
                                ---------------

Landlord hereby grants Tenant the option to extend this lease for one additional 5 year term under the following conditions: 1. Tenant has met all obligations under the initial lease term, 2. Tenant serves Landlord with written notice of intent to extend the lease no less than 180 days prior to the end of the current lease. Base rent shall increase 4% annually during the option term.

                                      USE
                                      ---

2.  Tenant shall have the right to use the premises as general office space.
                                                      --------------------
Tenant shall operate its business under the name of Sonic Foundry. Tenant will
                                                    -------------
not use or permit upon the premises any activity or thing which will invalidate any policies of insurance now or hereafter carried on the premises, or any activity or thing which may be dangerous to life or limb, and will do nothing and suffer nothing to be done upon the premises in any way tending to create a nuisance or to disturb, annoy or interfere with the right of any other tenant in said building or occupants of the neighboring property, or to injure the reputation of the premises, or tend to do any of these things, and will comply with all legal or health and police regulations respecting Tenant's use of the premises and will not use the premises for cooking, or for lodging or sleeping purposes, or for any immoral or illegal purposes.

Tenant agrees to take the premises after the Landlord improvements are in place as itemized in Exhibit "B", and make all necessary additions and improvements at Tenant expense to create professional office space.

                             SERVICES BY LANDLORD
                             --------------------

3.   Throughout the term of this lease, Landlord shall furnish:

          a. 24 hours every day, elevator service, water and sewer service for normal office and sanitary uses and provision for access by Tenant to the building.

          b. Electricity shall be furnished in the common areas of the building complex daily. Both parties agree to use off-hour setbacks in die interest of energy conservation, but the Tenant shall be provided building standard controls to override such setbacks as might be necessary to conduct Tenant's business during off-hours.

          c. Base year real estate taxes and building structural insurance shall be expenses of the Landlord.

          d. Access to the space in the building for all such equipment and facilities as the telephone company providing service to Tenant shall require from time to time in order to establish, provide and maintain such service as Tenant shall be determine to obtain.

          e. Lobby display panels showing names and office numbers of Tenant, Tenant's affiliated corporations and any permitted subleases.

          f.   Two keys to the leased premises.

          g. Janitorial services for the common areas of the building complex shall be performed at the Landlord's own expense.


                      LANDLORD'S REPAIRS AND MAINTENANCE
                      ----------------------------------

4.        a.   Landlord shall maintain the roof, all structural walls and the foundation of the premises. Landlord shall be responsible for replacement of the heating and air conditioning systems (not including tenant supplied mechanicals).

          Landlord shall perform all maintenance to elevators and elevator equipment and the common areas located in the building and the grounds, walks, landscaping and other site improvements appurtenant thereto, as well as, of the glass and windows in the exterior walls for the common areas of the building, as shall be necessary in order to keep all the foregoing in good order and repair and operating condition. Landlord may also make all such necessary repairs to the non-structural parts of the interior of the premises, if any, as may be made necessary by failure of Tenant to fully and promptly perform its obligations under Paragraph 5.

          b. Landlord shall at all reasonable times have the right, and be authorized to give license, to enter and occupy the premises for the purpose of making such repairs or alterations therein as shall be necessary or proper for the maintenance, repair, replacement, safety, protection, preservation, renovation or improvement of the premises, or any part thereof, or the building containing the same, or any part thereof provided that except in case of actual emergency Landlord shall give to Tenant reasonable advance notice of its intention so to enter or occupy the premises and shall perform all such work in such manner as shall minimize disturbance of Tenant's use of the premises. If Tenant shall be deprived of the use of a material part of the premises for more than 1 day due to Landlord's repair of the premises, where the damage to premises being repaired was not caused by Tenant's fault, an equitable adjustment of rent shall be made.

          e. Tenant will give to Landlord, or its agents, prompt notice of any accident to or defect in the water pipes, gas pipes, electrical conduits, connections, switches of which Tenant is aware.

                  TENANTS MAINTENANCE AND REPAIR OF BUILDING
                  ------------------------------------------

5. The Tenant will, at the Tenant's own cost and expense, repair or replace any damage or injury done to the non-structural leased premises, including broken glass or any part thereof, caused by the Tenant or the Tenant's agents, employees, invitees, or visitors. Tenant shall be responsible interior maintenance including, but not limited to, mechanical and non-structural repairs and maintenance. If the Tenant fails to make such repairs or replacements promptly, or within 15 days of occurrence, the Landlord may, at its option, make such repairs or replacements, and the Tenant shall repay the cost thereof to the Landlord on demand. The Tenant will not commit or allow any waste or damage to be committed on any portion of the building and shall, at the termination of this lease, by lapse of time or otherwise, deliver up the premises to the Landlord broom clean and in as good condition as at the commencement of the lease term, ordinary wear and tear excepted, and upon such termination of lease, except as otherwise provided, then the Tenant shall immediately remove all of its property and the Landlord shall have the right to re-enter and resume possession of the premises. Tenant shall be responsible for lighting tube and bulb replacement and janitorial services within the leased premises.

     Tenant shall be responsible for its prorata share of increases only in real estate taxes over the base amount. The base amount shall be the tax amount payable in 1999.

                       TENANT'S ALTERATIONS, ADDITIONS,
                       --------------------------------
                      INSTALLATIONS, AND REMOVAL THEREOF
                      ----------------------------------

6. Tenant shall be given occupancy of the premises on March 15, 1998 for the purpose of conducting their improvements. Prior to this date, Landlord shall have the Landlord improvements that effect the premises completed, as shown on the attached Exhibit B. If Tenant cannot begin their work on March 15, 1998 due to Landlord's fault, base rent shall not be due until after May 1, 1998 for the number of days of the Landlord-caused delay. It is agreed that Tenant will be able to begin their work before March 15, 1998, and that Landlord may be doing work in the premises after March 15, 1998, but this work will not prevent Tenant from doing their improvements.

     a. Tenant may, upon first receiving written approval of Landlord, which approval will not be unreasonably withheld, at its own expense, either at the commencement of or during the term of this lease, make such alterations in and/or additions to the leased premises as may be necessary to fit the same for its business.

     Tenant may also, with Landlord's permission, at its own expense, install such counters, racks, shelving, fixtures, fittings, machinery and equipment upon or within the leased premises as Tenant may consider necessary to the conduct of its business. At any time prior to the expiration or earlier termination of the lease, Tenant may remove any or all such alterations, additions or installations in such a manner as will not substantially injure the leased premises. In the event Tenant shall elect to make any such removal, Tenant shall restore the premises, or the portion or portions affected by such removal, to the same condition as existed prior to the making of such alteration, addition or installation, ordinary wear and tear, excepted.

     All alterations, additions or installations not so removed by Tenant shall become the property of

          Landlord without liability on Landlord's part to pay for the same.

          All alterations, additions or installations shall be constructed or installed by the Landlord's general contractor, or by another contractor for which Tenant has obtained Landlord's prior written approval.

          In making said alterations, additions or installations, or generally in its use and occupancy of the premises, it is Tenant's responsibility to meet all applicable federal, state or local building and safety and health regulations and laws.

                                   UTILITIES
                                   ---------

7. Tenant shall pay the costs of all gas and electric used by Tenant and any service ordered by Tenant.

                              OBSERVANCE OF LAWS
                              ------------------

8. Tenant shall keep and maintain the premises in a clean and healthful condition and shall duly obey and comply with all public laws, ordinances, and Building Rules and Regulations (as shown on the attached Exhibit C) relating to the use of the leased premises.

                      DAMAGE BY FIRE OR OTHER PERIL, ETC.
                      -----------------------------------

9.   If during the term of this lease:

          a. The building or the premises shall be damaged or destroyed by fire or other casualty to such extent that in the judgment of Landlord such damage or destruction cannot be restored or repaired with reasonable diligence within 90 days from the happening of such damage
                                      --
          or destruction, then either party may elect by written notice given to the other within 60 days from the happening of such damage or destruction to terminate this lease, and if the premises shall have been rendered wholly untenantable by such fire or other casualty, such termination shall be effective as of the date of such notice; but if the premises shall not have been rendered wholly untenantable, Tenant shall retain such portions of the premises for such periods not exceeding 90 days after such notice of termination shall have been given and in that event the date of termination of this lease shall be the date upon which Tenant shall vacate the last portion of the premises.

          b. If the building or the premises shall be damaged by fire or other casualty, but not to such extent that Landlord determines that such damage cannot be repaired with reasonable diligence within 90 days, or
                                                                     --
          if the building or the premises shall be damaged to a greater extent, but neither party shall elect to terminate this lease in accordance with the preceding subparagraph hereof, then Landlord shall proceed diligently to fully restore and repair all such damage to the building and the premises.

          c. If the utility of the premises to Tenant shall be materially diminished by reason of the existence of damage to the building or the premises by reason of fire or other casualty, regardless of whether the premises shall have been rendered wholly or partially untenantable by reason of the existence of such damage, both the basic rent and additional rent otherwise becoming due hereunder shall be abated in proportion to the diminution of the amount of floor space available to Tenant. Upon termination of this lease by reason of a fire or other casualty, any rent which shall at such time have been paid but not earned shall be refunded to Tenant.

                                     SIGNS
                                     -----

     10. All signage will be subject to prior written approval by Landlord, the City of Madison and the Landmarks Commission (if applicable). Factors to be considered include, for illustration only and without limitation, size, design, color, placement, copy. All signage and signage-related costs shall be the expense of Tenant

                       TERMINATION BY REASON OF DEFAULT
                       --------------------------------

     11. In the event Tenant shall fail to perform any covenant required to be performed by this lease including a default by Tenant in payment of the rent as herein specified, or any part thereof, the Landlord shall have the right to re-enter said premises, to remove the Tenant and all persons holding under the lease therefrom, and to terminate this lease and repossess the premises; provided, however, that such repossession shall not constitute a waiver by the Landlord of any other rights which Landlord might have to enforce collection of rents for the balance of the term or to recover damages from the Tenant for default in payment of rents.

                                 CONDEMNATION
                                 ------------

     12. In the event that the leased premises shall be taken for public use by the city, state, federal government, public authority or other corporation having the power of eminent domain, then this lease shall terminate as of the date on which possession thereof shall be taken for such public use, or, at the option of Tenant, as of the date on which the premises shall become unsuitable for Tenant's regular business by reason of such taking; provided, however, that if only a part of the leased premises shall be so taken, such termination shall be at the option of Tenant only. If such a taking of only a part of the leased premises occurs, and Tenant elects not to terminate the lease, there shall be a proportionate reduction of the rent to be paid under this lease from and after the date such possession is taken for public use.

     Tenant shall have no claim against the Landlord for the value of any unexpired term under this lease, or the value of improvements, except for whatever separate third party claim the Tenant may have in accordance with law.

                           SUBLEASING OR ASSIGNMENT
                           ------------------------

     13. The Tenant may not sublease, sell, assign, license or transfer the whole or any part of its interest in this lease or the leased premises without the prior written consent of the Landlord which shall not be unreasonably withheld or unduly delayed. In the event a subtenant pays more rent than is called for in this lease, the Landlord and Tenant shall share equally in the excess rent, after Tenant recoups its subleasing costs, including but not limited to: broker's fees, attorneys' fees, reasonable improvements required for the subtenant and other reasonable and necessary out-of-pocket costs.

     Tenant shall be able to assign or sublease part of all of the premises without Landlord's consent to any affiliates by serving Landlord 60 day advance written notice of its intention to do so. Affiliates would include any corporation, partnership or other entity that controls, is controlled by, or is under common control with Tenant; or any corporation or other entity resulting from the merger or consolidations with Tenant or to any entity that acquires all of Tenant's assets as a going concern of the business that is being conducted on the premises, as long as the assignee or Subtenant is a bona fide entity and assumes the obligations of the Tenant.

                                   INSURANCE
                                   ---------

     a. Tenant shall obtain and keep in full force and effect such comprehensive public liability insurance by insurance companies approved by Landlord insuring the Landlord, Tenant and any other parties designated by the Landlord, and any manager or managing agent, against injury to property, persons or loss of life arising out of the use and occupancy of the premises (in an amount of not less than $1,000,000.00 combined single limit per occurrence/aggregate) covering all claims for bodily injury, personal injury, death or property damage arising out of one occurrence. Said insurance shall be written on an occurrence basis and not on a claims made basis. If at any time during the term of this lease, Tenant owns or rents more than one location, its liability policy shall contain an endorsement to the effect that the aggregate limit in the policy shall apply separately to each location owned or rented by Tenant. The Tenant shall furnish a certificate or duplicate policy of such coverage to the Landlord, and such insurance shall contain provisions preventing cancellations, discontinuance or alteration without at least 10 days prior notice to the Landlord.

Tenant's public liability and any casualty insurance on its property shall also contain a provision that the Tenant's waiver of subrogation rights against the Landlord and any other co-insured, which subrogation rights the Tenant hereby waives, shall not invalidate such coverage. Landlord shall also waive any subrogation rights which Landlord or Landlord's insurers may have against the Tenant if such waivers arc permitted by such insurers, and any and all public liability insurance insuring the Landlord shall also contain a provision that the Landlord waives subrogation rights against the Tenant should such provisions be obtainable from the insurer.

The Tenant waives and releases all claims against the Landlord or Landlord's agents, employees and servants, in respect of, and they shall not be liable for injury to person or damage to property sustained by the Tenant or by any occupant of the premises or the building, or any other person occurring in or about the building or the premises resulting directly, or indirectly from any existing or future condition, defect, matter or thing in the premises, the building or part of it or from equipment or appurtenance becoming out of repair or from accident, or from any occurrence, act, or from negligence or omission of any tenant or occupant of the building, or of any other person. This paragraph shall apply especially, but not exclusively, to damage caused as aforesaid or by the flooding of lower floors or other sub-surface areas or by refrigerators, sprinkling devices, air-conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage be caused or result from any thing or circumstance above mentioned, or any other thing or circumstance whether of a like or wholly different nature. If any such damage to the premises or to the building, or to tenants thereof, results from any act or omission of negligence of the Tenant or Tenant's agents, employees or invitees, the Landlord may, at the Landlord's option, repair such damage and the Tenant shall, upon demand by the Landlord, reimburse the Landlord forthwith for all costs of such repairs and damages both to the building and to die tenants thereof, in excess of the amounts, if any, paid to Landlord under insurance covering such damages. All property entrusted to the Landlord or any of its agents or employees, and all property in the building or in the premises belonging to the Tenant, its agents, employees or invitees, or to any occupant of the premises shall be there at the risk of the Tenant or other person only, and the Landlord shall not be liable for damage thereto or theft, misappropriation or loss thereof. The Tenant agrees to hold Landlord harmless and indemnified against claims and liability for injuries to all persons and for the damage to, or the theft, misappropriation or loss of all property occurring in the premises, or due to act or omission of Tenant or Tenant's agents or employees.

The Landlord agrees to hold the Tenant harmless and indemnified against claims and liabilities for injuries to all persons and for damage to, or the theft, misappropriation or loss of all property occurring in or on the premises, or caused by the act or omission of Landlord or Landlord's agents or employees

     b. Tenant shall keep leasehold improvements insured against loss or damage occasioned by fire, extended coverage perils and such other hazards as Landlord requires. Said insurance to be an initial amount of not less than $200,000 and policy limits shall increase from time to time or upon the reasonable request of Landlord as necessary to provide full coverage. Tenant shall name Landlord as co-insured on said insurance, and shall have its insurance provider provide Landlord with an annual Certificate of Insurance evidencing said co-insurance.

                      LANDLORD'S RIGHT TO ENTER PREMISES
                      ----------------------------------

14. Tenant shall permit Landlord and Landlord's agents to enter at all reasonable times to view the state and condition of the premises or to make such alterations or repairs therein as may be necessary for the safety and preservation thereof, or for any other reasonable purposes. Tenant shall also permit Landlord or Landlord's agents, on or after 180 days preceding the expiration of the term of this lease, to show the premises to prospective tenants at reasonable times, and to place notices on the front of said premises, or on any part thereof, offering the premises for lease.

If the Tenant shall abandon or vacate said premises before the end of the term of this lease, or shall suffer the rent to be in arrears, the Landlord may, at its option, forthwith cancel this lease or it may enter said premises as the agent of the Tenant, by force or otherwise, without being liable in any way therefor, and re-let the premises with or without any furniture that may be therein, as the agent of the Tenant, at such price and upon such terms and for such duration of time as the Landlord may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Landlord over and above the expenses to Landlord in such reletting, the said Tenant shall pay any deficiency, and if more than the full rental is realized, Landlord will pay over to said Tenant the excess of demand.

                              CONSTRUCTION LIENS
                              ------------------

15. The Tenant shall promptly pay for any work done in or about the premises contracted by it, and will not permit or suffer any construction liens to attach to the premises as a result thereof, furnishing Landlord with lien waivers, and shall promptly cause any claim for any such lien to be released, or to secure the Landlord to Landlord's satisfaction in the event the Tenant desires to contest any such claim.

                             DEFAULT AND REMEDIES
                             --------------------

16.  a.   Acts of Default: Each of the following shall be deemed a default by the Tenant and a breach of this lease:

          1. Failure to pay any of the rent or additional rent herein reserved, or any part thereof, for a period of 15 days after written notice; or

          2. Failure to do, observe, keep and perform any term, covenant, condition, agreement or provision in this lease to be done, observed, kept and performed by the Tenant (except concerning the payment of rent or additional rent) for a period of 30 days after written notice; or

          3. The abandonment of the leased premises by the Tenant; or

          4. Use or permit to be used the premises or any part thereof for any purpose other than above specified without the written consent of the Landlord; or

          5. Suffer or permit the entry in any involuntary proceedings brought against Tenant in any court or tribunal under any section of any bankruptcy act of any order adjudicating Tenant to be insolvent or unable to pay Tenant's debts unless such order is vacated within 30 days after its entry; or

          6. File any voluntary petition or similar proceedings in any court or tribunal under any section of any bankruptcy act to delay or reduce or modify Tenant's debts or obligations; or

          7. Be declared insolvent according to law, or make, suffer or permit any assignment of Tenant's property for the benefit of creditors or the appointment of any receiver or trustee for Tenant or Tenant's property.

       b. Remedies: Upon the happening of any of the acts of default set forth above, which acts remain uncured after expiration of the time periods provided for above, the Landlord shall have the right to elect any one or more of such remedies as may be allowed by applicable law.

       c. In the event of default, Landlord may, but shall not be obligated to, remedy such default and in connection therewith pay the costs and expenses occasioned by such default and employ counsel with respect thereto. All reasonable sums expended or reasonable obligations incurred by Landlord in connection with the cure of any such default shall be paid by Tenant upon demand.

       d. The respective rights of the Landlord and Tenant pursuant hereto shall be in addition to such as they might otherwise have pursuant to law and cumulative; and the exercise by either party of any particular right or remedy in relation to any such breach shall not be deemed to be a waiver of any other rights or remedies. A waiver by either party of any breach or breaches by the other of any one or more of the terms, covenants or conditions contained in this lease shall not constitute a waiver of any rights or remedies of such party for any other or subsequent breach.

       e. Unless the same be expressed in writing signed by the Landlord, the Landlord shall not be deemed to have accepted any surrender of the premises, nor to have prejudiced any right of the Landlord under this lease by any action in reference to the same or to the premises or the possession thereof, nor to have terminated, continued or extended this lease by advertising the premises for rent or by caring for the same or submitting the same to inspection of any person or by receiving from the Tenant any money or keys or by any other action.

                                 ATTORNEY FEES
                                 -------------

17. In case the Tenant makes default in the performance of any of the terms, covenants, agreements or conditions contained in this lease and the Landlord therefore places the enforcement of this lease, or any part thereof, or the collection of any rent due, or to become due hereunder, or recovery of possession of the premises in the hands of an attorney, or files suit upon the same, the Tenant agrees to pay the Landlord the reasonable attorney fees and court costs thereby incurred by the Landlord, together with interest at the legal rate for all unpaid sums from the date of default.

                              AMENDMENT OF LEASE
                              ------------------

18. This agreement may not be altered, changed, or amended, except by an instrument in writing, signed by both parties hereto.

                         TRANSFER OF LANDLORD'S RIGHTS
                         -----------------------------

19. The Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of Landlord's right and obligations hereunder and in the leased premises, the building and land parcel. Such transfers or assignments may be made either to a corporation, trust company, individual or group of individuals, and howsoever made, shall in all things be respected and recognized by the Tenant, and in the event of any such transfer or assignment, whether by absolute conveyance, lease or otherwise, the Landlord shall be relieved of any and all obligations, covenants and duties provided that:

          a. The new owner is able to and expressly agrees in writing to assume Landlord's obligations under the Lease; and

          b. The Tenant's funds that the landlord is holding, such as the Security Deposit, are given to the new owner.

                             ESTOPPEL CERTIFICATE
                             --------------------

20. Within ten days after request therefor by Landlord, the Tenant agrees to deliver in recordable form a certificate to any proposed mortgagee, purchaser or Landlord, certifying (if such be the case) that this lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by Tenant. If Tenant fails to deliver such certificate within such time from written request, then Tenant appoints Landlord Tenant's attorney-in-fact to execute same, or Landlord may exercise all remedies applicable to Tenant's default.

                                    WAIVER
                                    ------

21. Failure of the Landlord to declare any default immediately upon occurrence thereof or delay in taking any action in connection therewith shall not waive such default, but the Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

                           MORTGAGE AND SUBORDINATION
                           ---------------------------

22. This lease is hereby made expressly subject and subordinate at all times to any and all mortgages, ground or underlying leases affecting the premises which have been executed and delivered, or which may at any time hereafter be executed and delivered and any and all extensions and renewals thereof and substitutions therefor, and to any and all advances made or to be made under or upon said mortgages, ground or underlying leases. Tenant agrees, to execute any instrument or instruments which the Landlord may deem necessary or desirable to effect the subordination of this lease to any or all such mortgages, ground or underlying leases. Notwithstanding the foregoing, any successor in interest to the Landlord agrees to recognize the Tenant's rights under the Lease provided that:

          a. The Tenant's quiet possession shall not be disturbed if the Tenant is not in default under the terms and conditions of this Lease; and

          b. Tenant will attorn and recognize any successor in interest to the Landlord for the remaining term or extension or option term of this Lease.


                           MISCELLANEOUS PROVISIONS
                           ------------------------

23. a. Light and Air: This lease does not grant any right to light and air over adjoining property except public street and alleys adjoining the land on which the building is situated.

     b. Notices: Unless otherwise required by law, all written notices may be hand delivered to the leased premises or to Landlord or may be given by certified mail. Notices to the Landlord shall be addressed to the Landlord at the address at which rent has been last paid. Notices to the Tenant shall be addressed to the Tenant at the leased premises. The Landlord and the Tenant may, from time to time, change these addresses by notifying each other of any change in writing.

     c. Binding Effect: The terms, conditions and covenants contained in this lease and any riders and plans attached hereto shall bind and inure to the benefit of the Landlord and the Tenant and their respective successors, heirs, and assigns.

     d. Governing Law: This lease shall be governed by and construed under the laws of the State of Wisconsin.

     e. Severability: In the event that any provision of this lease shall be held invalid or unenforceable, no other provision of this lease shall be affected by such holding, and all of the remaining provisions of this lease shall continue in full force and effect pursuant to the terms hereof.

     f. Paragraph Captions: The paragraph captions are inserted only for convenience and reference, and are not intended, in any way, to define, limit, or describe the scope, intent and language of this lease or its provisions.

     g. Entire Agreement: This lease contains the entire agreement between the parties and shall not be modified in any manner except by an instrument in writing executed by the parties or their respective successors in interest.

     h. Counterparts: This lease may be executed in any number of counterparts with the same effect as if all parties executed a single instrument.

     i.  Late charge: Tenant agrees to pay Landlord a late charge of $150.00 on
                                                                      ------
     each monthly rental postmarked or hand delivered after the 5th day of the
                                                                ---
     month.

     j. Authority: The individuals executing this lease warrant and represent that they have full authority to bind their respective parties hereon.

     k. Security Deposit: Tenant's security deposit shall be in the amount of $8,441.08, and shall be held by Landlord for the term of the lease. This and the first month's rent are payable as follows: $3,000 at the time the lease is signed, and the balance ($13,882.16) at the time tenant receives access to the premises, to be on or before 3-15-98.

     l. Interest: Any amount due from either party to the other hereunder which is not paid when due shall bear interest at the rate of 18% per annum from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default under this lease.

       m. Reservation: The submission of this lease for examination does not constitute a reservation of or option for the leased premises, and this lease shall become effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

       n. Parking: There shall be no reserved stalls except for Tenant's stalls that are as a result of the 754 Williamson Street building purchase. All building occupants agree that preserving parking for customers and visitors is important. Tenant agrees to not Park in the "visitor" stalls that will be close to the entry. In the event there is an occupant in the building with a greater than proportionate parking requirement, they will be expected to pay for off-site parking for the additional stalls.

                                     RULES
                                     -----

24. Landlord may make such reasonable rules governing the premises and the buildings of which they are a part as Landlord deems necessary. Tenant agrees to observe and comply with all such rules and any violations of the rules shall be deemed a breach of this lease. Landlord may make changes in the rules and shall give written notice of changes to Tenant at least 10 days before the new rules become effective.

                           DISPUTES BETWEEN TENANTS
                           ------------------------

25. Landlord shall be final arbiter in any matter or dispute between Tenant and other tenants in the building.

26. Landlord reserves the right to change the size or layout of the common areas or parking areas serving the premises. Landlord agrees to notify Tenant prior to such a change.

27. Any consents by any party shall not be unreasonably withheld or unduly delayed.

28. Landlord agrees to notify Tenant in writing each time the third floor space in the 744 building becomes available.


AND IT IS MUTUALLY UNDERSTOOD AND AGREED that the covenants and agreements herein contained shall inure to the benefit of and be equally binding upon the respective executors, administrators, heirs, successors and assigns of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this lease the day and year first above written.


LANDLORD:                                      TENANT:

By: /s/ Mike Kohn                              /s/ Rimantas P. Buinevicius
   --------------------------                  -----------------------------
    Williamson Center, LLC                     Sonic Foundry, Inc.


By: [SIGNATURE ILLEGIBLE]
   ---------------------------
    Williamson Center, LLC

It is agreed that this guarantee shall be in effect until Tenant provides Landlord with written evidence that they have had a successful ****** ****** offering of stock with a minimum amount raised of $5,000,000.



                                   GUARANTY
                                   --------

FOR VALUE RECEIVED, AND AS A MATERIAL INDUCEMENT TO AND IN CONSIDERATION OF THE LESSOR MAKING THE FOREGOING LEASE AND IN RELIANCE UPON THIS GUARANTY, THE UNDERSIGNED HEREBY JOINTLY AND SEVERALLY UNCONDITIONALLY GUARANTY THE PAYMENT OF THE RENT AND THE PERFORMANCE OF THE COVENANTS AND AGREEMENTS BY THE LESSEE IN THE FOREGOING LEASE COVENANTED AND AGREED, AND IN THE MANNER AND FORM AS IN SAID LEASE PROVIDED.

  /s/ Rimantas P. Buinevicius, Individually          1/2O, l998.
-----------------------------
  RIMANTAS P. BUINEVICIUS

                                   EXHIBIT A



                    [FLOOR PLAN OF THE WILLIAMSON CENTER]


              [FLOOR PLAN OF 740-744 WILLIAMSON ST. THIRD FLOOR]


             [FLOOR PLAN OF 740-744 WILLIAMSON ST. SECOND FLOOR]


              [FLOOR PLAN OF 740-744 WILLIAMSON ST. FIRST FLOOR]

                                   EXHIBIT A



                    [FLOOR PLAN OF THE WILLIAMSON CENTER]


              [FLOOR PLAN OF 740-744 WILLIAMSON ST. THIRD FLOOR]


             [FLOOR PLAN OF 740-744 WILLIAMSON ST. SECOND FLOOR]


              [FLOOR PLAN OF 740-744 WILLIAMSON ST. FIRST FLOOR]


              [FLOOR PLAN OF 740-744 WILLIAMSON ST. LOWER LEVEL]

                                  EXHIBIT 'B'
                                 SONIC FOUNDRY
                               WILLIAMSON CENTER
                               BUILD OUT PACKAGE


I.   LANDLORD IMPROVEMENTS

          a.   Common Areas
               ------------
                    1.   First floor lobby, restrooms, etc. fully finished.
                    2.   New passenger elevator installed to serve 740 and 744.
                    3. Security locked exterior doors with after hours paging system.

          b.   Floors ready for finish
               -----------------------
                    1. Existing wood - ready for sanding and finish or other floor coverings (patching at areas walls were removed by Tenant at 740-2 if desired).
                    2. Existing concrete - leveled, ready for floor coverings (744-B).

          c.   Demising Walls (with standard entry doors)
               -----------------------------------------
                    1. Exterior (all) and interior plaster or drywall - taped, finished, ready for paint (exterior walls and walls between Tenants insulated).
                    2. Interior brick "bump-outs" - cleaned and/or sandblasted (see page A-10 in plans).

          d.   Ceilings
               --------
                    1. Existing heavy joist and beam - all obsolete mechanical items removed.


          e.   HVAC
               ----
                    1. Standard heating and cooling units and controls with supply and return ducts brought into each rental unit.

          f.   Electrical
               ----------
                    1.   Lighting and outlets provided complete at common area.
                    2. Meters and standard distribution panels provided for each rental space.

          g.   Plumbing
               --------
                    1. 2nd floor: Restrooms and drinking fountains provided to minimum or better of State of Wisconsin Building Code standard for office/retail use.
                    2.   Lower level: no plumbing is provided.

          h.   Exterior
               --------
                    1.   Buildings complete, finished and weathertight.
                    2. New energy efficient Low-E, double insulated window units in all areas except 740-2 where existing multi pane aluminum units will remain.
                    3.   Parking lot paved, striped and lighted.
                    4.   Landscaping completed.

SONIC FOUNDRY, EXHIBIT 'B'
Build Out Package
Page 2

II.  Tenant Improvements

     a.   Floors
          ------
               1. Wood - sand and finish or (with landlord approval) apply other floor covering.
               2.   Concrete - apply floor covering.
               Note: Tenant should consider sound transmission from the floor below when choosing floor finishes. The Landlord will not be responsible for sound transmission from other floors.

     b.   Walls
          -----
               1.   Install all interior walls, doors and trim.
               2.   Install all interior wall coverings or paint.

     c.  Ceiling
         -------
               1. Paint, sandblast or (with landlord approval) install suspended or other system.
               2. Any new mechanicals either neatly installed or covered with soffits.
               3. Install rated drywall to ceiling to meet fire code requirements in the lower level space.
               Note: Tenant should consider sound transmission from the floor above when choosing ceiling systems. The Landlord will not be responsible for sound transmission from other floors.

     d.   HVAC
          ----
               1.   Install HVAC distribution runs and diffusers.
               2. Install any specialty ventilation, make-up air, additional heating or cooling capacity if required, etc.

     e.   Electrical
          ----------
               1. Install all outlets, switches, lights, etc. from provided panels.

     f.   Plumbing
          --------
               1.   Install break room plumbing or private restrooms if desired.

     g.   Phone System, Security System and Computer Wiring
          -------------------------------------------------
               1.   Install to meet Tenant's needs.

     h.   Signage
          -------
               1.   Install all Tenant specific signage.

     i.        Any wall or structural member (joists, beams, columns, etc.)
               penetrations or alterations larger than 1/4 required for mechanical or other systems must be approved by Landlord in writing.

                                   EXHIBIT C


                        BUILDING RULES AND REGULATIONS
                        ------------------------------


1. In these Rules and Regulations "Tenant" includes the Tenant, Tenant's Agent, servant, clerk, employee and other representative, and Tenant's visitor, customer, invitee, client, patient and common carrier. "Premises" and "Building" have the meanings given them in the lease. The masculine gender includes the feminine, singular and plural, and vise versa.

2. No advertising or identification signs shall be permitted on the Premises or in any part of the Building of which the Premises are a part without the Landlord's prior written approval as to the form, location and content.

3. Tenant shall not advertise the business, profession or activities of Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities. Prior to using the name of the Building for any purpose other than that of the business address or Tenant, or using any picture or likeness of the Building in any circulars, notices, advertisements or correspondence, the prior express consent in writing from the Landlord must be procured.

4. Tenant shall not obstruct, use for storage, or for any purpose other than ingress and egress the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways of the Building, nor shall Tenant place objects against glass partitions, doors or windows which would be unsightly from the Building corridor or from the exterior of the Building.

5. No animals or pets shall be brought or permitted to be in the Building or any part thereof without written permission from Landlord.

6. Tenant shall not operate any musical instrument or any similar devices inside or outside of the Leased Premises at a volume level that disturbs other building occupants.

7. Tenant shall not make any room-to-room canvass to solicit business from other Tenants in the Building, and shall not exhibit, sell or offer to sell, use, rent or exchange any item or service in or from the Premises unless, ordinarily embraced within Tenant's use of the Premises specified herein.

8. Tenant shall not waste electricity, water or air conditioning, and shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall not adjust any controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed. Tenant shall not tie, wedge or otherwise fasten open any water faucet or outlet.

9. No additional locks or similar devices shall be attached to any door or locks changed without providing Landlord with key copies.

10. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured. The Landlord assumes no responsibility for loss for theft.

11. No sign, film or other material shall be attached to any window, whether inside or out, at any time or for any purpose without 1st obtaining landlord written approval.

12. Tenant shall not overload any floor and, must receive Landlord's prior written consent as to size, maximum weight, routing and location of business machines, safes and other heavy objects. Safes, furniture and all large articles shall be brought through the Building and into the Premises at such times and in such manner as the Landlord shall direct and at Tenant's sole risk and responsibility.

13. Unless Landlord gives advance written consent in each and every instance, Tenant shall not install or operate any machinery, carry on any mechanical business therein, or use the Premises for housing accommodations or lodging or sleeping purposes, or use any illumination other than electrical light, or use or permit to be brought into the Building any inflammable oils or fluids such as gasoline, kerosene, naphtha and benzine, or any explosive or other articles hazardous to person or property. Tenant may have a fireplace on the premises as long as it is approved in advance by Landlord.

14. Tenant shall advise Landlord in advance in writing of its intention to add electric equipment that may exceed the capacity of any wiring circuit provided Landlord, or of electrical equipment that exceeds standard utility use, as described in the Lease. Landlord shall not be required to provide capacity for any Tenant's temporary or intermittent use that may be substantially in excess of that required for the Tenant's regular use.

15. Landlord is not responsible to Tenant for the violation of these Rules and Regulations by other Tenants or occupants.

16.  In the case of a maintenance problem during business hours, call Mike Kohn
                                                                      ---------
     at 255-1239. If you experience an after hours emergency, call Mike Kohn
        --------                                                   ---------
     at 251-1664. The backup contact will be John Martens at 221-2828.
        --------

17. All employee parking is to be in the stalls that are farthest away from the entries. (see attached layout). The close in stalls are reserved for client and visitor parking only.

18. Every effort should be made to have your company name on any incoming mail to assist the post office in mail delivery.

19. All vending machine locations, product selections and choice of vending supplier shall be Landlord's sole discretion. All income from vending shall be the property of the Landlord.

20. Landlord reserves the right to change or add to these rules and regulations and will notify Tenant in writing of any changes.



/s/ Mike Kohn                        /s/ Rimantas P. Buinevicius
-------------------------            -------------------------------
LANDLORD                             TENANT
[SIGNATURE ILLEGIBLE]                FOR SONIC FOUNDRY, INC.

                          [PLAN OF BUILDING EXTERIOR]